Exhibit 77Q1(a) to ACTMT 03.31.2008 NSAR


     1. Amended and Restated Bylaws of American Century Target Maturities Trust, dated December 7, 2007 (filed electronically as Exhibit (b) to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on January 28, 2008, File No. 2-94608 and incorporated herein by reference).